UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 13, 2026
Date of Report (date of earliest event reported)
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Vulcan Infrastructure and Power Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	VIP	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

Completion of Redemption of 8.50% Senior Notes due 2026

On October 13, 2026 (the “Redemption Date”), Vulcan Infrastructure and Power Inc. (the “Company”) issued a press release announcing that the Company completed the redemption of all $30,345,200 aggregate principal amount of the Company’s outstanding 8.50% Senior Notes due 2026 (the “2026 Notes”) at a redemption price equal to 100% of the principal amount of 2026 Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the Redemption Date, for a total payment of approximately $30,868,233. Interest on the 2026 Notes ceased to accrue on the Redemption Date. Following the redemption, no 2026 Notes remain outstanding. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Delisting and Deregistration of the 2026 Notes

Before the Redemption Date, the 2026 Notes were listed on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “GREEL.” Because the entire class of 2026 Notes has been redeemed, Nasdaq filed with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and/or registration on Form 25 on October 13, 2026 to delist the 2026 Notes from Nasdaq and to deregister the 2026 Notes under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects the delisting of the 2026 Notes to become effective on or about October 23, 2026 and the deregistration of the 2026 Notes under Section 12(b) of the Exchange Act to become effective on or about January 12, 2027. The 2026 Notes ceased trading on Nasdaq as of the close of trading on October 12, 2026.

The redemption and delisting of the 2026 Notes do not affect the listing or registration of the Company’s Class A common stock, which remains listed on Nasdaq under the symbol “VIP.” The Company will continue to file reports with the SEC under Section 13(a) of the Exchange Act.

The information in Item 8.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements regarding the Company’s expected cash and digital assets following the redemption and payment of PIPE-related transaction expenses, the Company’s preliminary, unaudited estimates as of and for the quarter ended September 30, 2026, the value of the Company’s digital assets and the Company’s future business plan, business strategy and operations. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the matters and factors described in Part I, Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this Current Report on Form 8-K are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Undue reliance should not be placed on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do occur, that the actual results, performance or achievements of the Company will not differ materially from the results expressed in or implied by any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, unless otherwise required by U.S. federal securities laws, the Company does not assume any duty to update or revise any forward-looking statements included in this Current Report on Form 8-K, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date hereof.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Infrastructure and Power Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: October 13, 2026